Exhibit 10.46

DOCUMENT COMPLETION CERTIFICATE

To	NSW Metro Norwest - Sukhi Singh (DN100560046)			BSB	032407	Mgr No. —

Customer	Channell Pty Ltd ACN 002 735 622					Z No.	65675780

Total Facility Approved	$896,925.75	Date of Approval	22/01/2008	Amount of increase (+) or decrease (-)		(+) $896,925.75

BEFORE THIS MATTER CAN PROCEED TO SETTLEMENT / DRAWDOWN

1.	The security documentation relevant to the above matter, listed on the reverse of this certificate, is in order for signing by customers and other relevant parties.

2.

If customer is a Company, documents are to be executed without seal. If the customer advises that the company seal must be used, the documents will need to be reissued with the correct execution clause for signing under seal.

3.

The outstanding matters detailed on the reverse of this certificate require your attention BEFORE this matter can proceed to settlement/drawdown. Alternatively, Credit approval must be obtained to waive these requirements, OR, defer follow-up until after drawdown.

Securities Officer (signature):	/s/ William Widjaja

Name: William Widjaja	Date: 23 January 2008

Phone number: 02 8767 3234	Desk location number:

SALES MANAGER / RESPONSIBLE OFFICER SIGN OFF

The security documents have been executed by the customer; AND,

all conditions of approval (including hindsight review where applicable) and outstanding matters listed on the REVERSE are EITHER satisfied (and attached where appropriate), OR Credit Approval is held to waive or defer follow-up.

PLEASE RETURN EXECUTED DOCUMENTATION AND THIS FORM COMPLETED AND SIGNED OFF.

Sales Manager/Responsible Officer (signature):	/s/ Sukhi Singh

Name:	Sukhi Singh	Date:	13.02.08

XTN:	0409221537

DRAWDOWN DATE REQUIRED:	/ / /s/ Sukhi Singh

GENERAL/SPECIAL INSTRUCTIONS

Please seek Refinance from NAB.

CREDIT APPROVAL (if applicable)

The outstanding matters indicated on the reverse of this form (by initial), are EITHER waived for the purpose of drawdown OR, Credit Approval is given to defer follow-up. The SALES MANAGER must clear outstanding
items as indicated by                                                       (date).

Credit Officer (signature):

Name:	Date:

XTN:

A COPY OF THE COMPLETED FORM (ALL PAGES) MUST BE KEPT ON THE MANAGERIAL FILE

DOCUMENT COMPLETION CERTIFICATE

LIST OF DOCUMENTS ATTACHED:

PLEASE HAVE THE DOCUMENTS BELOW EXECUTED.

BFA x2	MCP
FFC	Asset Value Declaration Form
LE213 - GX

OUTSTANDING MATTERS:

THESE ITEMS MUST BE ACTIONED BEFORE SETTLEMENT & DRAWDOWN CAN GO AHEAD.

Loan Centre Use	Manager Use	Credit Centre Use
Outstanding Matters	Satisfied/ Attached (initials)	APPROVED Follow-up Waived (initials)	APPROVED Follow-up Post drawdown ** (initials)

Banker’s Undertaking signed by attorney in escrow - subject to manager obtaining customer’s execution of all security documents and Customer Indemnity, and all other outstanding matters being attended to before the Banker’s Undertaking is issued.

Pls ensure all docs are signed and return

Many Thanks

Recommendation To Credit (Manager Use Only)

**       THE SALES MANAGER IS RESPONSIBLE FOR COMPLETING OUTSTANDING MATTERS AFTER DRAWDOWN AS INDICATED ABOVE.

Westpac Banking Corporation ABN 33 007 457 141

BFS Sales Support NSW 1 King Street Concord West NSW 2138

The Secretary Channell Pty Ltd		Telephone 0409 221 537 Facsimile (02)9836 1292 Our Ref: 100553695 Your Ref: 65675780
27/50 Bridge Street	BANK COPY
Sydney NSW 2000	Please Sign & Return	23 January 2008

Dear Sir/ Madam,

Thank you for the opportunity to discuss your finance requirements. I am pleased to advise that your request for finance has been approved. Full details regarding your Facilities are detailed in the attached Business Finance Agreement.

Would you kindly sign and return the duplicate Business Finance Agreement to accept this finance offer.

We appreciate the opportunity to provide your finance on this occasion and look forward to being of assistance to you in the future.

If you have any questions about any aspect of your finance or the attached documentation, please do not hesitate to contact me.

Yours sincerely,

/s/ Sukhi Singh

Sukhi Singh

Senior Relationship Manager

0409 221 537

www.westpac.com.au

Westpac Banking Corporation	ABN 33 007 457 141

Business Finance Agreement

23 January 2008

To: Channell Pty Ltd ACN: 002 735 622

We are pleased to offer finance as detailed in the following sections and attachments to this letter:

•	FINANCE DETAILS	Page 2
This schedule details the Facilities, including the finance amount, term, repayment arrangements, interest rate and fees payable.

•	DETAILS OF FEES & CHARGES	Page 4
This schedule displays details of the fees and charges payable, and how they are calculated.

•	TERMS OF FINANCE OFFER	Page 6
These are terms specific to your finance arrangements.

•	ACKNOWLEDGEMENT & ACCEPTANCE	Page 10
This section must be signed and returned to accept this finance offer.

•	ADDITIONAL ATTACHMENTS

Product Schedules

These contain information specific to certain types of Facilities. If all of the details you need to know about a Facility are contained in the Finance Details, that Facility will not have a separate Product Schedule. The attached Product Schedules relevant to your Facilities are:

• Banker’s Undertaking

General Conditions Booklet version 3, dated 03/2003 (the “booklet”)
This booklet contains terms and conditions that apply to all borrowers.

For definitions of terms used in this letter please refer to your booklet.

This Agreement only applies to the Facilities listed in the attached Finance Details.

Finance Details

Borrower’s Name	Channell Pty Ltd ACN: 002 735 622

Facility A	Banker’s Undertaking - Individual Limit
Purpose	To assist with working capital
Existing Limit	$	Nil
Change in Limit	$	+296,925.75
Resultant Limit		$296,925.75
Payment Details
Payment Type	On Demand
Facility Fee(s)
Facility Fee Type	Service Fee		Amount & Accrual Cycle	(1.25%) per half year in advance. The minimum fee is $100 (which is subject to change). The Service Fee is charged six monthly in advance and is non-refundable.

Facility B	Westpac Equipment Finance - Revolving Limit
Existing Limit	$	Nil	The terms and conditions including any security details for this facility have been
Change in Limit	$	+250,000.00	provided to you separately.
Resultant Limit		$250,000.00

Facility C	Transaction Negotiation Authority
Existing Limit	$	Nil	Terms and conditions for this product have been provided to you separately.
Change in Limit	$	+400,000.00
Resultant Limit		$400,000.00

Facility D	Westpac Business Card
Existing Limit	$	Nil	Terms and conditions for this product have been provided to you separately.
Change in Limit	$	+350,000.00
Resultant Limit		$350,000.00

The following specific conditions apply to this Borrower’s Facilities:-

The Bank will require release of National Australia Bank Limited fixed and floating charge No 44525 over Channell Pty Ltd prior to any drawdown of approved facilities.

The following specific conditions apply to this Borrower’s Facilities:-

You must provide the following reports to us, certified by the director / principal, on a half yearly basis commencing 15/8/2008. These reports are to be provided within 45 days of the corresponding balance date 30/6 and 31/12 and are to include:

1)	Balance Sheet /Trading profit & loss statements (including year to date figures).
2)	Aged debtor & creditor listing.
3)	Cash flow budget (including historical results vs budget year to date and forward projections for at least the next 12 months).
4)	Comments on any material variation to plan and steps taken to correct these.
5)	Our “Working Asset Statement” (your manager will provide you with the standard form for completion).

The Facilities for this Borrower will be secured by the following:-

Status	Details

Offered	Fixed and Floating Charge by Channell Pty Ltd ACN 002 735 622 over all assets and uncalled capital

Details of Fees & Charges

What are the set up costs for this finance?

Lender
Establishment Fee	$500.00
Total (excludes ongoing fees)	$500.00

Government
Loan Security Duty (estimate)	$1,341.00
Registration Fee – Mortgage Debenture (estimate)	$135.00
Total estimate	$1,476.00

Do property valuation fees apply?

We may, at any time, obtain a valuation of any new security property or an updated valuation of any existing security property from a Licensed Valuer. If we do, you will have to pay for the valuation. We will advise you before we do so. The cost may be debited to one of your accounts.

Is the amount of these fees and charges likely to vary?

The fees and charges quoted above are indicative of what is payable to us and/or to the Government.

Should we be required to pay additional Government charges in relation to the security documentation and they are not quoted above, then you will be required to cover these costs. Any fees or charges not paid by you (or authorised for payment) after acceptance of this offer may be debited to any of your accounts.

If the Facilities or Securities are complicated in nature, we may instruct our solicitors to prepare the Securities. If so, you will have to pay their costs and disbursements. An estimate of the amount payable will be provided to you on request.

If you increase, extend or vary a Facility, additional fees and charges may apply.

What happens if the Agreement does not proceed?

•	You will be responsible for payment of any legal fees and disbursements incurred up to that time; and

•	You may be required to pay, or we may keep (or debit any of your accounts with) any other fees and charges incurred, which would have been payable under the Agreement.

If, after accepting this offer, you decide not to proceed, we are entitled to retain the Establishment Fee, but part of the Establishment Fee may be refunded to you. As you will appreciate, the funds retained will be used to compensate us for work completed up to the point of you notifying us that the Facilities are no longer required.

How are the ongoing fees and charges on my facilities calculated?

The Finance Details set out each fee applicable to your Facilities, and the amounts or rates of those fees. The method of calculation and charging for these fees is detailed below.

Banker’s Undertaking

Service Fee is calculated as a percentage of the value of each Banker’s Undertaking issued, with a minimum fee of currently $100.00, but subject to change. The Service Fee is charged six monthly in advance and is non-refundable.

Establishment fee is payable for each additional Banker’s Undertaking issued under a Banker’s Undertaking Revolving Limit. This fee is currently $100.00, but subject to change. The fee is charged on issue of the additional Banker’s Undertaking.

Banker’s Undertaking Demand Processing Fee of $250 is payable each time the Bank is required to make payment (either full or in part) in response to a demand received from a Favouree under a Banker’s Undertaking.

Terms of Finance Offer

What do I need to do before the finance will be available to me?

This offer of finance is subject to the following conditions. You need to:

•        accept this offer (See “How can I accept this finance offer?”)

•        pay the Establishment Fee

•        complete and sign any new security documentation to our satisfaction

Do I have to provide Security?

This is not an agreement to give Security. However, unless a Facility is stated as unsecured in the Finance Details, we will not provide any Facility until you do so.

When will my finance arrangements be reviewed?

We may review each Facility:

•        annually and

•        at any other time after giving notice to you.

Refer to your booklet for further information.

What should I know about interest rates and margins?

Where an interest rate applies to a Facility:

•        interest will be calculated on the daily balance owing in the loan account from the first day of drawing to the date of repayment

•        if no period is specified in the Finance Details, interest is payable on the last business day of each calendar month

•        quarterly interest (where applicable) will be payable on the last business day of March, June, September and December

•        half yearly interest (where applicable) will be payable on the last business day of March and September

•        interest may be debited to the loan account without notice to you.

You agree to pay:

•   interest on each Facility at the interest rate and margin stated in the Finance Details

•   interest on overdue amounts including excesses above Facility Limits at the Unarranged Lending Rate, which will be determined by the Bank from time to time.

We can vary the margin at any review and we will notify you of any change to the margin. The Unarranged Lending Rate will be published in a tombstone with our other Business Finance lending rates.

Advertisements of our current variable base rates and the Unarranged Lending Rate will appear in the Australian Financial Review and The Australian every second Monday. If Monday is a public holiday, the advertisement will appear on the next business day. We will also give you information on current interest rates, on request.

Can the amount of my fees and charges change?

Fees and charges quoted in the Finance Details are based on the finance product selected. Any changes to amount outstanding, or to terms and conditions, may result in a change to the amount of those fees. See “How are the ongoing Fees and Charges on my Facilities calculated?” for more details.

We may vary the fees and charges payable, or introduce new fees and charges, as explained in the booklet.

Goods and services tax (GST) is a tax payable in respect of taxable supplies (as defined in the GST law) made on or after 1 July 2000.

Some fees and charges may be varied as a result of the introduction of GST in the manner outlined above.

Where, as provided in the booklet you have to :

•        indemnify us against an amount; or

•        pay or reimburse us for an amount we will pay or have paid to someone else (a Supplier) and the cost to us includes GST payable to the Australian Tax Office by the Supplier,

the amount you will pay us, or that we may charge to any of your accounts, will include any GST or other tax paid or payable by us or the Supplier.

However, to the extent that we are entitled to claim an input tax credit or a reduced input tax credit in respect of any supply which is paid or reimbursed by you, and the benefit of that credit is not reflected in the amount you have paid, it will be passed on to you later.

Where are the ongoing fees charged?

Those fees may be charged to any of your accounts. Generally this will be the facility account or the principal transaction account of the borrower.

Are my Facilities repayable on demand?

Yes, unless otherwise stated in the Finance Details.

How often will I receive statements of account?

We will send you a statement of your loan account every six months or more frequently as agreed between us.

Does the code of Banking Practice apply?

If any one borrower is a small business as defined by the Code:

Each relevant provision of the Code of Banking Practice will apply to your finance from the date we adopt that provision.

The relevant descriptive information referred to in sections 13.1 and 13.2 of the Code of Banking Practice is set out in our Terms and Conditions booklets:

•        Deposit Accounts for Personal Customers Product Disclosure Statement - incorporating Terms and Conditions for using your account

•        Deposit Accounts for Business Customers Product Disclosure Statement - incorporating Terms and Conditions for using your account

These booklets include the following information:

•        our account opening procedures;

•        our obligations regarding the confidentiality of your information;

•        complaint handling procedures;

•        general descriptive information regarding bank cheques;

•        a recommendation that you inform us promptly if you are in financial difficulty; and

•        a recommendation that you carefully read the terms and conditions applying to the relevant banking service (which in relation to your business finance means you should carefully read your Business Finance Agreement before signing it).

Copies of these booklets are available on request.

If none of the borrowers are a small business as defined by the Code:
No.

If I am borrowing with someone else, can I determine my liability?

If there is more than one borrower, each of you is individually liable for the full amount of the facilities, unless this Agreement provides otherwise. We will allow a borrower to terminate their liability in respect of future advances or financial accommodation on giving us written notice. This right only applies where we can terminate any obligation we have to provide further credit to any other borrower under the same facility.

How can I make my payments?

You can make your payments:

•        by periodical payment from an account in your name you conduct with us. You can choose this option by completing the details in the Acknowledgement and Acceptance section. Current periodical payment fees are quoted in our Banking Services brochure, which you can obtain from any branch, or by calling Business Telephone Banking on 132 142; or

•        by periodical payment from an account with another financial institution – you will need to organise this with that financial institution; or

•        at any of our branches in Australia. Please let your Business Banking Manager know if you require a deposit book; or

•        by use of Business Internet Banking or Business Telephone Banking.

Some of the options listed above may not be available to you, depending on your Facility. Your Business Banking Manager can assist you in selecting the right payment option for your Facility.

Can I stop my obligations in respect of further advances?

If you are jointly and severally liable under a credit facility, we will allow you to terminate your liability in respect of future advances or financial accommodation on giving us written notice. This right only applies where we can terminate any obligation we have to provide further credit to any other debtor under the same credit facility, for example any obligation we may have to pay unpresented cheques under an overdraft facility.

How can I accept this finance offer?

You have 30 days from the date of this offer to accept it, unless we extend the date.

You will need to complete, sign, date and return the second copy of this Finance Agreement to this office. When we receive your acceptance, the Agreement will commence and will replace all previous agreements between us in relation to the Facilities.

We may withdraw this offer at any time before you accept it, if we become aware of anything we consider changes the basis on which the offer was made.

If you do not draw any Facility (except for Overdraft or Line of Credit Facilities) within 3 months after you accept the offer, we may cancel that Facility unless we have agreed otherwise.

Signed for and on behalf of Westpac Banking Corporation by:

Sukhi Singh

Senior Relationship Manager
BFS Sales Support NSW
0409 221 537

Acknowledgement & Acceptance

Acknowledgements And Acceptance of Business Finance Terms and Conditions

Each Borrower:

1.	accepts the offer dated 23 January 2008

2.	acknowledges receipt of, has read and understood the booklet and any Product Schedules

3.	requests that you prepare any Securities

4.	*encloses a cheque for the total amount of fees payable (I/We will forward a cheque for any valuation fees applicable, once advised of the amount.)
*authorises you to debit the following account(s) for the fees payable (including any valuation fees applicable):

Account Number	032071 – 393493	Account Number	032071 – 393493
Branch		Branch
Amount $		Amount $

5.

*requests that you debit my/our account number                               at                                  branch for the balance of the purchase moneys payable at settlement. *(up to the sum of $                          ), and pay this amount as my/our solicitor/agent/conveyancer directs.

6.	*authorises you to debit my/our account and pay my/our solicitor’s/agent’s/conveyancer’s account, as instructed at settlement.

7.	*authorises you to debit my/our account number at branch for any fees relating to the Banker’s Undertaking.
(*delete & initial whichever is not required)

8.	confirms that they do not hold any assets as the trustee of a trust unless the Agreement states that it is a trustee;

9.

acknowledges that each Borrower is liable for the whole amount of the facility. This means that you can require any borrower to pay all the principal, all the interest and all other amounts. If the other Borrower or Borrowers do not pay any amount, each Borrower acknowledges that it will have to pay the full amount itself.

DATED:	31/1/’08

SIGNED for and on behalf of Channell Pty Ltd ACN: 002 735 622

/s/ Brett Becroft
Director
Print Name	Brett Becroft

/s/ Amar Kulkarni
Secretary
Print Name	Amar Kulkarni

The Solicitor, Settlement Agent or Land Broker acting for me/us is:-

Name:

Address:

Phone/Fax:

BANKER’S UNDERTAKING

This Schedule sets out additional terms and conditions of your Banker’s Undertaking facility which are not included in the Finance Details.

Revolving Facility

If the Finance Details states that you have a Revolving Facility, you may request the Lender to issue more than one Banker’s Undertaking up to the unused portion of the Limit Amount quoted in the Finance Details. The Lender may state additional pre-conditions to the issue of each Banker’s Undertaking. The following terms and conditions also apply to each Banker’s Undertaking issued under the Revolving Facility.

Payment

The Lender may at any time, without being required to do so, pay to the favouree any amount required by the favouree to discharge the Lender’s obligations under the Banker’s Undertaking.

The Lender may pay any amount that it is called upon to pay or which the Lender, in its discretion, decides to pay under the Banker’s Undertaking without reference to you or any surety, and without enquiring whether the conditions or obligations under any agreement between you and the favouree have or have not been complied with. The Lender is not required to investigate the correctness of any information, statement or document or verify any signature or title on any document given to the Lender in relation to the Banker’s Undertaking.

Where a Banker’s Undertaking is issued in Western Australia, if the Lender pays an amount under a Banker’s Undertaking, the Lender will debit any of your accounts or open an account and debit that account for the amount paid by the Lender.

Where a Banker’s Undertaking is not issued in Western Australia, if the Lender pays an amount under a Banker’s Undertaking you will pay that amount to the Lender immediately on demand. The Lender may also debit any of your accounts for that amount, or open an account and debit that amount to that account.

Account for Charging of Fees

If you do not already conduct an account with the Lender you will be required to open one, to enable the Lender to automatically deduct all ongoing fees. You must continue to conduct an account with the Lender until you notify the Lender that the Banker’s Undertaking facility is no longer required.

Bill Of Lading

If a Banker’s Undertaking is to be in the form of a guarantee signed by you and endorsed by the Lender to enable you to obtain the delivery of goods without production of the Bill of Lading in relation to those goods, then you will return the Banker’s Undertaking to the Lender as soon as the Bill of Lading has been delivered to the shipping agents. Your obligations under the Banker’s Undertaking and this Agreement will continue whether or not drafts or documents presented to the Lender are in accordance the terms and conditions of the documentary credit or collection transaction of which they are a part. You undertake that the goods referred to in the Bill of Lading are not included in the list of prohibited goods specified by the Customs Department.

Cancellation Of Banker’s Undertakings

The Lender’s obligations under a Banker’s Undertaking cease on the earliest of the following:

a)	notification is received by the Lender from the favouree that the Undertaking is no longer required;
b)	the Undertaking is returned to the Lender;
c)	all payments by the Lender to the favouree under the Undertaking total the amount payable under it;
d)	the favouree notifies the Lender that the payments made by the Lender constitute the total amount required to be paid;
e)	on the expiry date, if any, of the Undertaking.

Consent

The Lender may give to any surety copies of:

•      the Business Facility Agreement including all Schedules and the booklet;

•      the Banker’s Undertaking;

•      any formal demand that is sent to you.

DECLARATION OF ASSET VALUES

To: Westpac Banking Corporation ABN 33 007 457 141

Re: Fixed and Floating Charge (the “Charge”) given by Channell Pty Ltd ACN 002 735 622 on 31/01/08 in its own right (the “Company”) in favour of Westpac Banking Corporation (the “Bank”).

I,	BRETT BECROFT, being an officer of the company.

1.	confirm that the charge relates to assets with the following respective values in the following states and territories of Australia;

Queensland	$

New South Wales	$2,000,000

Victoria	$

South Australia	$

Western Australia	$

Tasmania	$

Northern Territory	$

Australian Capital Territory	$

Off shore Assets	$

TOTAL	$

2	authorise and direct the bank to attend to stamping of the charge,

In consideration of the bank accepting this authority and direction the company agrees to the following;

•

The company RELEASES the bank from any claim for loss, damage or liability sustained by the company as a consequence of the bank’s reliance on the company’s authority and direction to stamp the charge and the company agrees to hold the bank INDEMNIFIED against all actions, suits, loss, costs, charges, taxes (including any goods and services tax) and expenses which the bank may incur or become liable for by reason of the bank having acted in accordance with the company’s authority and direction to stamp the charge.

•

The above provisions shall not apply in the event that it is conclusively proved that the bank or its employees have acted negligently in consequence of the company’s authority and direction to stamp the charge.

Signed by	Brett Becroft	/s/ Brett Becroft
in the presence of

/s/ Sukhi Singh
Signature of witness

Sukhi Singh
Name of witness (print).

Date	31/01/08

BANK COPY
Please Sign & Return

Fixed and Floating Charge

Channell Pty Ltd ACN 002 735 622
Westpac Banking Corporation

© Copyright Allens Arthur Robinson 2001

Fixed and Floating Charge

TABLE OF CONTENTS

1. INTERPRETATION		1

1.1	Memorandum of Common Provisions	1

1.2	Definitions	1

2. CHARGE		2

2.1	Charge	2

2.2	Priority	2

2.3	Nature of charge	2

2.4	Crystallisation	3

2.5	De-crystallisation	4

3. ACKNOWLEDGMENT OF INDEBTEDNESS		4

SCHEDULE		5

Prior Ranking Security Interests		5

i

Date	31/JAN/2008

Parties

l.	Channell Pty Ltd ACN 002 735 622 of C/- Baker & McKenzie ‘AMP centre’ Level 27 50 Bridge Street Street, Sydney NSW 2000 (the Mortgagor);

2.	Westpac Banking Corporation (ABN 33 007 457 141) of 1 King Street, Concord West 2138 New South Wales (the Lender).

It is agreed as follows.

1.	Interpretation

1.1	Memorandum of Common Provisions

The Memorandum of Common Provisions referred to below applies to this Deed. It forms part of this Deed. Terms defined in it have the same meaning.

The Memorandum is retained by: the New South Wales Land Titles Office, Sydney, as number 9488920.

1.2	Definitions

The following definitions apply unless the context requires otherwise.

Government Agency means any government or any governmental, semi-governmental or judicial entity or authority, including local government and statutory organisations. It also includes any self-regulatory organisation established under statute, and any stock exchange.

Intellectual Property means any intellectual or industrial property. It includes without limitation:

(a) a patent, trade mark or service mark, copyright, registered design, trade secret or confidential information; or

(b) a licence or other right to use or to grant the use of any of the foregoing or to be the registered proprietor or used of any of the foregoing.

Security Interest includes:

(a) any mortgage, pledge, lien or charge; or

(b) any security or preferential interest or arrangement of any kind; or

(c) any other right of or arrangement with any creditor to have its claim satisfied in priority to other creditors with, or from the proceeds, of, any asset.

Without limitation it includes retention of title other than in the ordinary course of day-to-day trading and a deposit of money by way of security. It excludes a charge or lien arising in favour of a Government Agency by operation of statute unless there is default in payment of money secured by that charge or lien.

1

2.	Charge

2.1	Charge

For value, including the Lender giving or continuing credit or agreeing to do so (even conditionally), the Mortgagor charges to the Lender all the Mortgagor’s present and future assets and undertaking as set out in this Deed and the Memorandum of Common Provisions referred to in clause 1.1. This includes, without limitation, its uncalled or unpaid share capital.

2.2	Priority

The charge created by this Deed is a first charge except where the Lender agrees otherwise. It takes priority over all Security Interests except those described in the Schedule.

2.3	Nature of charge

The charge created by this Deed operates as follows.

	(a)	It is a fixed charge as regards all present and future:

		(i)	interests in land, including freehold and leasehold;

		(ii)	uncalled or unpaid share capital or premiums;

		(iii)	machinery (other than stock-in-trade) and plant;

		(iv)	insurance policies, and all proceeds of those policies;

		(v)	books of account, registers, minute books, statements, invoices, accounting and other records (including, without limitation, those recorded electronically) and all software;

		(vi)	Intellectual Property and goodwill;

		(vii)	documents or agreements, including:

			(A)	if the Mortgagor enters this Deed as trustee of a trust, the relevant trust document;

			(B)	any lease or other right to use property of any type (including, a right to use intellectual property or any franchise); or

except any document or agreement which is not material to the business of the Mortgagor, the Property or the security of the Lender, and which would be regularly disposed of in the normal day to day business of the Mortgagor;

		(viii)	Marketable Securities as defined in the Corporations Act 2001; and

			(A)	anything referred to in the exceptions to the definition of “debenture” in the Corporations Act 2001;

			(B)	units or other interests in a trust or partnership;

			(C)	negotiable instruments; and

			(D)	rights or options in respect of a Marketable Security (including, without limitation, any of the above), whether issued or unissued.,

other than those which are acquired and disposed of regularly in the normal course

2

of the normal day to day business of the Mortgagor;

		(ix)	Authorisations;

		(x)	documents of any kind deposited with the Lender and property which those documents represent or to which they relate;

		(xi)	accounts and deposits with the Lender where there is some restriction on the right of the Mortgagor to withdraw or use the funds in those accounts or deposits;

		(xii)	other assets that are not acquired for disposal in the ordinary course of the Mortgagor’s business;

(xiii)

book debts owed to the Mortgagor not included in the above which arise in the ordinary course of trading, but this does not include proceeds of those debts which are received before the first occur of:

		(A)	the Lender requiring such proceeds to be paid into an account or deposit of the type mentioned in sub-paragraph (xi); and

		(B)	the charge created by this Deed being enforced (the Lender may require proceeds to be paid into such an account at any time); and

		(xiv)	all other debts owed to the Mortgagor including the proceeds of those debts.

	(b)	Subject to clause 2.4, it is a floating charge as regards all other assets charged.

All sub-paragraphs of paragraph (a) are to be construed independently. None limits the generality of any other.

2.4	Crystallisation

The floating charge created by this Deed will automatically and immediately crystallise and operate as a fixed charge:

	(a)	in respect of any assets:

		(i)	on notice to the Mortgagor from the Lender;

		(ii)	if the Mortgagor:

		(A)	creates or allows any Security Interest over;

		(B)	sells, leases, parts with possession or otherwise disposes of;

		(C)	creates or allows any interest in; or

		(D)	parts with possession of,

that asset in breach of a Lender Arrangement, or agrees or attempts to do so or takes any step towards doing so;

		(iii)	on any step being taken with a view to levying or enforcing any distress, attachment or other execution on that asset or to enforcing any Security Interest in respect of that asset;

		(iv)	on the Commissioner of Taxation or his delegate or successor signing a notice under:

		(A)	s218 or s255 of the Income Tax Assessment Act 1936;

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(B)           s260-5 of Schedule 1 to the Taxation Administration Act 1953;

(C)           s34 of the Taxation Administration Act 1953;

(D)          any similar legislation,

which will affect that asset; or

(v)                               on a Government Agency taking any step which may result in an amount of Tax or an amount owing to a Government Agency ranking ahead of the floating charge with respect to that asset; or

(b)           in respect of all the Property:

(i)                                  if an order is made or a resolution is passed for the winding up of the Mortgagor; or

(ii)                              on the security constituted by this Deed being enforced in any way.

Except where expressly stated, no notice or action by the Lender is necessary for the charge to crystallise.

2.5          De-crystallisation

By notice to the Mortgagor, the Lender may at any time release from the fixed charge any asset which has become subject to a fixed charge under clause 2.4.

That asset will then again be subject to the floating charge and to the further operation of that Clause.

3.           Acknowledgment of Indebtedness

The Mortgagor acknowledges that it owes the Lender at least $1.

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Schedule

Prior Ranking Security Interests

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Executed as a Deed.

SIGNED SEALED AND DELIVERED by
Channell Pty Ltd ACN 002 735 622
by authority of its directors

/s/ Amar Kulkarni	/s/ Brett Becroft
Secretary	Director

AMAR KULKARNI	BRETT BECROFT
Name in full (BLOCK LETTERS)	Name in full (BLOCK LETTERS)

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Westpac Banking Corporation ABN 33 007 457 141

Business Loan Centre NSW
1 King Street
Concord West NSW 2138
Telephone: 02 8767 3234
Facsimile: 02 9767 1170

BANKER’S UNDERTAKING

To:     ING Management Limited ACN 006 065 032 of 3 Healy Circuit Huntingwood NSW 2148 (the “Favouree”)

At the request of:       Channell Pty Ltd ACN 002 735 622 (the “Customer”)

and in consideration of the Favouree accepting this Undertaking for rental bond for the premises at Huntingwood, WESTPAC BANKING CORPORATION (the “Bank”) unconditionally undertakes to pay on demand any amount or amounts which may from time to time be demanded in writing purporting to be signed by or on behalf of the Favouree, up to a maximum aggregate sum of $296,925.75 (the “Amount”).

Payment of the Amount or any part thereof will be made by the Bank to the Favouree without reference to the Customer and regardless of any notice from the Customer to the Bank not to pay any amount.

The Bank’s obligations under this Undertaking cease on the earliest of the following:

•         written notification is received by the Bank from the Favouree that the Undertaking is no longer required

•         the Undertaking is returned to the Bank

•         all payments by the Bank to the Favouree under the Undertaking total the Amount

•         the Favouree notifies the Bank that the payments made by the Bank constitute the total amount required to be paid

Notwithstanding any other obligations of the Bank under this Undertaking the Bank may at any time, without being required to do so, extinguish any liability it has under the Undertaking by paying to the Favouree the Amount less any amount or amounts it has previously paid under this Undertaking, or any lesser amount the Favouree notifies the Bank as being acceptable to it.

The benefit of this Undertaking is personal to the named Favouree and is not capable of assignment.

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BANKER’S UNDERTAKING

By:           WESTPAC BANKING CORPORATION ABN 33 007 457 141 (the “Bank”)

To:           ING Management Limited ACN 006 065 032 of 3 Healy Circuit Huntingwood NSW 2148 (the “Favouree”)

At the request of:         Channell Pty Ltd ACN 002 735 622 (the “Customer”)

Amount:      $296,925.75

Dated at Concord West, this 23rd day of January 2008.

I certify that the Attorney for the Bank, with whom I am personally acquainted or as to whose identity I am otherwise satisfied, signed this instrument in my presence.		SIGNED by	CERISE UDEN
as attorney for Westpac Banking Corporation ABN 33 007 457 141 under power of attorney registered Book 4299 No 332.

Signature of Witness:	/s/ William Widjaja	/s/ Cerise Uden
Signature TIER THREE ATTORNEY
Name of Witness:	WILLIAM WIDJAJA	By executing this instrument the attorney states that the
attorney has received no notice of the revocation of the power of attorney.
Address of Witness:	BANK OFFICER NSW SERVICE CENTRE 1 KING ST. CONCORD WEST

Please forward all notices and correspondence to The Manager, Westpac Banking Corporation at Business Loan Centre NSW 1 King Street Concord West NSW 2138 (ref: NSW Metro Norwest branch).

This is the duplicate copy of the Banker’s Undertaking.

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